EXHIBIT 99.2

FINANCIAL STATEMENTS OF THE WESTWEGO, LA TERMINAL

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Westwego, LA Terminal Business

We have audited the accompanying balance sheets of Westwego, LA Terminal Business, (see Note 1 to the financial statements) (“Westwego”) as of December 22, 2008 and December 31, 2007 and the related statements of operations, net parent investment and cash flows for the period from January 1, 2008 through December 22, 2008 and the year ended December 31, 2007.  These financial statements are the responsibility of Westwego’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westwego as of December 22, 2008 and December 31, 2007 and the results of its operations and its cash flows for the period from January 1, 2008 through December 22, 2008 and the year ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ Malone & Bailey, PC

www.malone-bailey.com

Houston, Texas

April 10, 2009

Westwego, LA Terminal Business

Financial Statements

(Carve-out of NuStar Terminals Operations Partnership L.P.)

For the Period January 1, 2008 through December 22, 2008 and

For the Year Ended December 31, 2007

WESTWEGO, LA TERMINAL BUSINESS
BALANCE SHEETS
(Carve-out of NuStar Terminals Operations Partnership L.P.)

	December 22,	December 31,
	2008	2007
Assets
Current assets:
Accounts receivable	$14,228	$21,882
Total current assets	14,228	21,882

Property and equipment	3,007,635	3,007,635
Accumulated depreciation	(383,678)	(282,671)
Property and equipment, net	2,623,957	2,724,964
Total assets	$2,638,185	$2,746,846

Liabilities and Net Parent Investment
Current liabilities:
Accounts payable and accrued expenses	$50,000	$39,000
Total current liabilities	50,000	39,000
Net parent investment	2,588,185	2,707,846
Total liabilities and net parent investment	$2,638,185	$2,746,846

See Notes to Financial Statements.

WESTWEGO, LA TERMINAL BUSINESS
STATEMENTS OF OPERATIONS

	For the Period January 1, through December 22, 2008	For the Year Ended December 31, 2007
Revenues	$2,297,166	$2,620,940

Costs and expenses:
Operating expenses	1,701,701	2,067,024
Depreciation expense	101,007	110,240
General and administrative expenses	202,922	243,279
Total costs and expenses	2,005,630	2,420,543

Operating income	291,536	200,397
Other income	-	5,229,891

Net income	$291,536	$5,430,288

See Notes to Financial Statements.

WESTWEGO, LA TERMINAL BUSINESS
STATEMENTS OF CASH FLOWS
(Carve-out of NuStar Terminals Operations Partnership L.P.)

	For the Period January 1, through December 22, 2008	For the Year Ended December 31, 2007
Cash Flows from Operating Activities:
Net income	$291,536	$5,430,288
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense	101,007	110,240
Changes in current assets and liabilities:
Decrease in accounts receivable	7,654	434,750
Decrease in other receivable	-	3,508,145
Increase (decrease) in accounts payable and accrued expenses	11,000	(874,000)
Net cash provided by operating activities	411,197	8,609,423

Cash Flows from Investing Activities	-	-

Cash Flows from Financing Activities:
Net cash repayments to parent	(411,197)	(8,609,423)
Net cash used in financing activities	(411,197)	(8,609,423)

Net increase (decrease) in cash	-	-
Cash as of the beginning of period	-	-
Cash as of the end of period	$-	$-

See Notes to Financial Statements.

WESTWEGO, LA TERMINAL BUSINESS
STATEMENTS OF NET PARENT INVESTMENT
(Carve-out of NuStar Terminals Operations Partnership L.P.)

Amount
Balance as of January 1, 2007	$5,886,981
Net income	5,430,288
Net cash repayments to parent	(8,609,423)
Balance as of December 31, 2007	2,707,846
Net income	291,536
Net cash repayments to parent	(411,197)
Balance as of December 22, 2008	$2,588,185

See Notes to Financial Statements

WESTWEGO, LA TERMINAL BUSINESS
NOTES TO FINANCIAL STATEMENTS
(Carve-out of NuStar Terminals Operations Partnership L.P.)
For the Period January 1, 2008 through December 22, 2008 and
For the Year Ended December 31, 2007

1.  BUSINESS DESCRIPTION AND BASIS OF PRESENTATION

Business Description

The Westwego, LA Terminal Business (the “Terminal”) is located in Westwego, LA and has 53 tanks with a total tank capacity of 852,000 barrels.  Products are supplied to the Terminal by barge, rail and truck.  The primary products handled at the Terminal are molasses, caustic chemicals, lube oil and fertilizer.

The Terminal is wholly owned by NuStar Terminals Operations Partnership L.P (NTOP), a Delaware limited partnership.  NTOP was acquired by NuStar Energy L.P. (NuStar Energy), on July 1, 2005 through its acquisition of Kaneb Services LLC and Kaneb Pipe Line Partners, L.P.

References to NuStar Energy or Parent herein may refer to NuStar Energy L.P. or one or more of its direct or indirect subsidiaries that are not included in the financial statements of the Terminal, as the context requires. As used in this report, references to “we,” “us,” “our” or “the Terminal” collectively refer, to the Westwego, LA Terminal Business.

Basis of presentation

These financial statements include the accounts of the Terminal. Historically, financial statements have not been prepared for the Terminal, as it had no separate legal status of existence. The accompanying carve-out financial statements have been prepared to present the statements of financial position of the Terminal and statements of operations and cash flows of the Terminal for inclusion in Blackwater Midstream Corp’s Form 8-K for purposes of complying with the rules and regulations of the Securities and Exchange Commission as required by S-X Rule 8-02. These statements include only those assets, liabilities and related operations of the Terminal as historically incurred by the Terminal and exclude all other assets, liabilities and operations of NuStar Energy. The accompanying carve-out financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America using Terminal-specific information where available and allocations and estimates where data is not maintained on a Terminal-specific basis within its books and records.  Allocations were based primarily off of a percentage of revenue adjusted when needed based on facts and circumstances where a more specific allocation was deemed more appropriate.   Due to the significant amount of allocations and estimates used to prepare these carve-out financial statements, they may not reflect the financial position, cash flows or results of operations of the Terminal in the future or what its operations, cash flows and financial position would have been had the Terminal been operating on a stand-alone basis during the periods presented. These financial statements do not include a carve-out for cash as the operations have historically been fully funded by the Parent.

Net Parent Investment

The net parent investment represents a net balance reflecting the Parent’s initial investment in the Terminal and subsequent adjustments resulting from the operations of the Terminal and various transactions between the Terminal and NuStar Energy. The balance is the result of the Terminal’s participation in the parent’s centralized cash management program under which the Terminal’s cash receipts are remitted to and the cash disbursements are funded by the parent.  Other transactions affecting the net parent investment include general and administrative expenses incurred by NuStar Energy and allocated to the Terminal.  There are no terms of settlement or interest charges associated with the net parent investment balance.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.  On an ongoing basis, management reviews their estimates based on currently available information.  Changes in facts and circumstances may result in revised estimates.

Accounts Receivable

Accounts receivable represent valid claims against non-affiliated customers for products sold or services rendered.  We extend credit terms to certain customers after review of various credit indicators, including the customer’s credit rating.  Outstanding customer receivable balances are regularly reviewed for possible non-payment indicators and allowances for doubtful accounts are recorded based upon management’s estimate of collectability at the time of their review.  Based on this review, it has been determined that no accounts are doubtful.

Property and Equipment

Property and equipment are recorded at cost.  Repair and maintenance costs associated with existing assets that are minor in nature and do not extend the useful life of existing assets are charged to operating expenses as incurred.  Depreciation of property and equipment is recorded on a straight-line basis over the estimated useful lives of the related assets.

Property and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.  The evaluation of recoverability is performed using undiscounted estimated net cash flows generated by the related asset.  If an asset is deemed to be impaired, the amount of impairment is determined as the amount by which the net carrying value exceeds discounted estimated net cash flows.

Revenue Recognition

Our revenues consist primarily of storage revenues as well as ancillary services, such as blending and handling.  All revenues are recognized when services are provided to the customer.

Income Taxes

The Terminal is included in the partnership return of NTOP, and is not subject to federal or state income taxes.  Accordingly, our taxable income or loss, which may vary substantially from income or loss reported for financial reporting purposes, is included in the federal and state income tax returns of the individual partners.

Accounting Pronouncements

FASB Statement No. 157.  In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements.”  Statement No. 157, as amended, defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measures.  Statement No. 157 is effective for fiscal years beginning after November 15, 2007, with early adoption encouraged.  The provisions of Statement No. 157 are to be applied on a prospective basis with the exception of certain financial instruments for which retrospective application is required.  The FASB deferred the effective date for one year for all nonfinancial assets and liabilities, except for those items that are recognized or disclosed at fair value in the financial statement on a recurring basis (at least annually).  The Terminal adopted Statement No. 157 effective January 1, 2008, the adoption of which has not affected its financial position or results of operations.

3.  PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	Estimated Useful Lives	December 22, 2008	December 31, 2007
	(Years)	(Thousands of Dollars)
Land	-	$592,931	$592,931
Land and leasehold improvements	10	257,953	257,953
Buildings	15	35,908	35,908
Tanks and equipment	15 - 40	2,097,145	2,097,145
Furniture and fixtures	3 - 5	22,347	22,347
Transportation equipment	5	1,351	1,351
Total		3,007,635	3,007,635
Less accumulated depreciation		(383,678)	(282,671)
Property and equipment, net		$2,623,957	$2,724,964

4.  COMMITMENTS AND CONTINGENCIES

Commitments

Rental expense for all operating leases totaled $53,656 and $38,939 for the period January 1, 2008 through December 22, 2008 and for the year ended December 31, 2007, respectively.

Our operations are subject to extensive federal, state, and local environmental laws and regulations, including those relating to the discharge of materials into the environment, waste management and pollution preventive measures.   Although we believe our operations are in general compliance with applicable environmental regulations, risks of additional costs and liabilities are inherent within the industry, and there can be no assurances that significant costs and liabilities will not be incurred in the future.  As environmental and safety laws and regulations are becoming more complex and stringent and new environmental and safety laws and regulations are continuously being enacted or proposed, the level of future expenditures required for environmental, health and safety matters could increase.

From time to time we may become involved in various legal matters arising in the ordinary course of business.  No such matters existed as of December 22, 2008 that we believe would have a material adverse effect on the Terminal’s financial position, results of operations or liquidity.

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS AND CONCENTRATION OF RISK

The estimated fair values of accounts receivable and accounts payable approximate their carrying amounts due to the relatively short period to maturity of these instruments.

Concentrations of customers in the terminalling industry may impact our overall exposure to credit risk, in that these customers may be similarly affected by changes in economic or other conditions. We market and sell our services to a broad base of customers and perform ongoing credit evaluations of our customers.  During 2008, two customers accounted for 87% of total revenue.  During 2007, four customers accounted for 94% of total revenue.

6.  RELATED-PARTY TRANSACTIONS

The Terminal participates in the parent’s centralized cash management program under which cash receipts and cash disbursements are processed through the Parent’s cash accounts with a corresponding credit or charge to an intercompany account.  The intercompany account is included in the net parent investment balance.

NuStar Energy provided the Terminal with certain general and administrative services, including the centralized corporate functions of legal, accounting, treasury, environmental, engineering, information technology and human resources.  For these services, NuStar Energy charged the Terminal a portion of its total general and administrative expenses incurred.  The general and administrative expenses in the statements of operations represent the amount of such costs allocated to the Terminal for the periods presented.  Management believes that the amount of general and administrative expenses allocated to the Terminal is a reasonable approximation of the cost related to the Terminal.

Individuals that provide services for the Terminal are employees of an affiliate of NuStar Energy.  Payroll and insurance costs are charged to the Terminal though an intercompany account and included in operating expenses on the statements of income.

The following table summarizes the related-party transactions of the Terminal:

	For the Period January 1, through December 22, 2008	For the Year Ended December 31, 2007
General and administrative expenses	$202,992	$243,279
Operating expenses	998,043	954,898

7.  OTHER INCOME

In March 2007, we received $8,738,041 in a legal settlement pertaining to damages of our dock that occurred in January 2005.  The proceeds exceeded our recorded receivable by $5,229,891, which is included in other income on the statement of income.